                                                                     EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Georgia Gulf's previously filed Registration Statements on Form S-3, file no. 333-57301 and on Form S-8, file no. 333-59433, file no. 33-14696, file no. 33-42008 and file no. 33-64749.




ARTHUR ANDERSEN LLP
Atlanta, Georgia
March 24, 2000